Exhibit 99.2

Q2 2026

Supplemental Reporting Information

RICHARD MILLE
ARMANI
Cartier
Cartier
Cartier
CHANEL
AVANTI
CIVIC FINANCIAL

Realty. Trust.

ACADIA

Visit www.acadiarealty.com for additional investor and portfolio information.

Company Information

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Samir Khanal (646) 855-1497	Paulina Rojas Schmidt (949) 640-8780	Todd Thomas (917) 368-2286
samir.khanal@bofa.com	projasschmidt@greenstreet.com	tthomas@key.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	Ladenburg Thalmann
Craig Mailman (212) 816-4471	Michael W. Mueller, CFA (212) 622-6689	Floris van Dijkum (212) 409-2075
craig.mailman@citi.com	michael.w.mueller@jpmorgan.com	fvandijkum@ladenburg.com

Compass Point Research & Trading	Jefferies	Truist
Kenneth Billingsley (202) 534-1393	Jonathan Petersen (212) 284-1705	Anthony Hau (212) 303-4176
kbillingsley@compasspointllc.com	jpetersen@jefferies.com	anthony.hau@truist.com

Supplemental Report June 30, 2026 – 3

Highlights

Summary Financial Results	For the three months ended June 30,				For the six months ended June 30,
(in thousands, except per share amounts)	2026		2025		2026		2025
REIT NOI at pro-rata share (pg 22)	$45,130		$38,629		$86,945		$75,359
Investment Management NOI at pro-rata share (pg 22)	$11,749		$10,901		$24,992		$20,520
Total NOI at pro-rata share	$56,879		$49,530		$111,937		$95,879
Adjusted EBITDA (pg 8) [1]	$61,045		$58,120		$119,358		$115,775
FFO As Adjusted per diluted Common Share and Common OP Unit (pg 7)	$0.31		$0.28		$0.61		$0.55
NAREIT FFO per diluted Common Share and OP Unit (pg 7) [1]	$0.30		$0.27		$0.57		$0.62
Dividends declared per Common Share and Common OP Unit (pg 7)	$0.20		$0.20		$0.40		$0.40

	Three months ended,
Summary Operating and Financial Ratios	June 30, 2026		March 31, 2026		Dec 31, 2025		Sept 30, 2025		June 30, 2025
REIT Portfolio Same-property NOI % (pg 9)	8.7%		5.9%		5.7%		5.4%		4.1%
Net Debt to Adjusted EBITDA (including IM debt) (pg 5)	5.1	x	5.5	x	4.9	x	5.0	x	5.5	x
Fixed charge coverage ratio (annualized) (pg 8)	3.8	x	3.5	x	4.0	x	4.2	x	4.1	x

Outstanding Common Stock	Three months ended,
(in thousands)	June 30, 2026		March 31, 2026		Dec 31, 2025		Sept 30, 2025		June 30, 2025
Diluted Weighted Average Common shares and units outstanding (pg 6)	142,393		139,733		139,031		138,950		138,909
Unsettled forward equity (pg 6)	17,772		12,294		14,739		12,760		2,445

Transactional Activity [2]	Three months ended,
(in thousands)	June 30, 2026		March 31, 2026		Dec 31, 2025		Sept 30, 2025		June 30, 2025
REIT acquisitions (pg 11)	$119,753		$78,686		$20,750		$904		$49,505
IM acquisitions (pg 11)	—		$424,140		—		$62,701		—
Aggregate purchase price of acquisitions (REIT and IM) (pg 11)	$119,753		$502,826		$20,750		$63,605		$49,505
Recapitalizations (pg 11)	—		$504,115		—		—		—
Aggregate sale price of dispositions (REIT and IM) (pg 11)	$106,500		$476,463		$201,540		$99,540		—

	As of
Summary portfolio statistics (pro-rata)	June 30, 2026		March 31, 2026		Dec 31, 2025		Sept 30, 2025		June 30, 2025
Percent leased - REIT Street and Urban (pg 32)	93.4%		93.1%		91.5%		91.6%		90.8%
Percent leased - REIT Suburban (pg 32)	96.6%		96.1%		96.0%		95.6%		96.2%
Percent leased - REIT Total (pg 32)	95.7%		95.3%		94.7%		94.5%		94.7%
Economic Occupancy - REIT Street and Urban (pg 32)	91.4%		91.7%		90.3%		89.5%		86.7%
Economic Occupancy - REIT Suburban (pg 32)	95.5%		95.1%		95.2%		95.1%		94.3%
Economic Occupancy - REIT Total (pg 32)	94.4%		94.1%		93.9%		93.6%		92.2%
ABR PSF - REIT Total (pg 32)	$40.19		$40.01		$39.30		$38.23		$37.78

	Current		Prior
2026 Guidance	(as of 7/28/2026)		(as of 4/28/2026)
Projected 2026 FFO As Adjusted per diluted share	$1.24 - $1.26		$1.22 - $1.26
Annual Projected Same-property NOI	5% - 9%		5% - 9%

_____________________________

1.
Includes approximately $8.4 million of income recognized in connection with a terminated lease for the six months ended June 30, 2025.
2.
Amounts reflect gross transaction value and are presented before giving effect to the Company’s pro-rata ownership interest.

Supplemental Report June 30, 2026 – 4

Market Capitalization, Liquidity & Debt Ratios
(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

	Total Market		Capitalization
	Capitalization ($)		Based on Net Debt
Equity Capitalization
Common Shares	137,330
Common Operating Partnership ("OP") Units	6,422
Combined Common Shares and OP Units [1]	143,752

Share Price at June 30, 2026	$20.91

Equity Capitalization - Common Shares and OP Units	$3,005,844
Preferred OP Units [2]	524
Total Equity Capitalization	3,006,368		65%

Debt Capitalization
Consolidated Secured Debt	480,045
Consolidated Revolving Credit	43,323
Consolidated Unsecured Notes Payable	1,113,650
Consolidated Principal Debt	1,637,018
Less: Net unamortized premium	(474)
Add: Deferred financing fees	15,780
Consolidated Debt	1,652,324
Adjustment to reflect pro-rata share of debt	(9,027)
Total Pro-Rata Debt Capitalization	1,643,297		35%

Total Market Capitalization	$4,649,665		100%

Pro-Rata Liquidity
Cash, cash equivalents and restricted cash	$46,099
Unsettled ATM forward equity contracts	368,814
Net debt	$1,228,384

Pro-Rata Adjusted EBITDA Annualized (page 8)	$241,448

Ratios[3]:
Debt + Preferred Equity (Preferred OP Units) Total Market Capitalization	35%
Net Debt + Preferred Equity Total Market Capitalization	27%
Net Debt/Adjusted EBITDA	5.1	x

_____________________________

1.
Does not include the unsettled Common Shares sold under the Forward Equity Offerings.
2.
Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP Units multiplied by the Common Share price at quarter end.
3.
Ratios consider our pro-rata share of debt and net debt is net of cash, cash equivalents and restricted cash and unsettled forward equity.

Supplemental Report June 30, 2026 – 5

Equity
(in thousands)

Changes in Total Outstanding Common				Weighted Average
Shares and OP Units				Diluted EPS		Diluted FFO
	Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Balance at 12/31/2025	131,037	5,421	136,458
Vesting RS and LTIPs	12	1,008	1,020
OP Conversions	18	(18)	—
Common Shares Issued Upon Forward Settlement	2,445	—	2,445
Other	2	—	2
Balance at 3/31/2026	133,514	6,411	139,925	131,332	131,332	139,733	139,733
Vesting RS and LTIPs	21	37	58
OP Conversions	26	(26)	—
Common Shares Issued Upon Forward Settlement	3,765	—	3,765
Other	4	—	4
Balance at 6/30/2026	137,330	6,422	143,752	133,825	132,642	142,393	141,091

Forward Equity Offerings	Shares	Net Proceeds [1]
Beginning balance 3/31/2026	12,294	$239,225
Shares sold	9,243	200,897
Shares settled	(3,765)	(72,094)
Current-value settlement adjustments [1]	—	786
Ending balance as of 6/30/2026 [2]	17,772	$368,814

_____________________________

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts, which are reflected in settlement adjustments above.
2.
Ending balance reflects the fair value of the shares unsettled as of June 30, 2026.

Supplemental Report June 30, 2026 – 6

Funds from Operations (“FFO”), FFO As Adjusted, Adjusted Funds from Operations (“AFFO”)
(in thousands, except per share amounts)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2026	June 30, 2026	June 30, 2026	June 30, 2025	June 30, 2025
Funds from operations ("FFO"):
Net Income attributable to Acadia	$30,477	$11,038	$41,515	$1,963	$3,571
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	35,851	35,113	70,964	31,665	63,272
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(30,954)	(3,601)	(34,555)	86	86
Impairment charges (net of noncontrolling interest share other than Common OP Units)	—	—	—	4,185	5,768
Loss on change in control (net of noncontrolling interest share other than Common OP Units)	—	—	—	—	9,622
Income attributable to noncontrolling interests' share in Operating Partnership	1,501	585	2,086	175	338
FFO to Common Shareholders and Common OP Unit holders - Diluted	$36,875	$43,135	$80,010	$38,074	$82,657

Transaction and other expenses [1]	4,358	1,523	5,881	152	678
Unrealized holding loss (gain) (net of noncontrolling interest share)	616	33	649	494	(1,178)
Tenant lease settlement	—	—	—	—	(8,309)
FFO As Adjusted to Common Shareholder and Common OP Unit holders	$41,849	$44,691	$86,540	$38,720	$73,848

Adjusted Funds from operations ("AFFO"):
FFO	$36,875	$43,135	$80,010	$38,074	$82,657
Unrealized holding loss (gain) (net of noncontrolling interest share)	616	33	649	494	(1,178)
Realized gain	—	—	—	5,406	5,406
Straight-line rent, net	37	(1,086)	(1,049)	(28)	(369)
Above/below-market rent	(2,562)	(2,472)	(5,034)	(2,223)	(4,642)
Amortization of finance costs	1,618	1,705	3,323	1,502	2,990
Above/below-market interest	(155)	(155)	(310)	(133)	(261)
Non-real estate depreciation	93	54	147	83	173
Stock-based compensation	6,189	2,964	9,153	2,888	5,288
Leasing commissions	(1,447)	(1,754)	(3,201)	(2,456)	(3,799)
Tenant improvements	(2,694)	(3,758)	(6,452)	(10,014)	(14,895)
Maintenance capital expenditures	(1,735)	(999)	(2,734)	(1,752)	(2,773)
AFFO to Common Shareholders and Common OP Unit holders	$36,835	$37,667	$74,502	$31,841	$68,597

FFO per Diluted Common Share and Common OP Unit	$0.26	$0.30	$0.57	$0.27	$0.62
FFO As Adjusted per Diluted Common Share and Common OP Unit	$0.30	$0.31	$0.61	$0.28	$0.55

Total weighted-average diluted shares and OP Units	139,733	142,393	141,091	138,909	134,266

Additional Disclosures:
Dividends Declared (per Common Share/OP Units)	$0.20	$0.20	$0.40	$0.20	$0.40
Dividends (Shares) & Distributions (OP Units Declared)	$28,320	$29,083	$57,403	$27,649	$55,285
FFO Payout Ratio	77%	67%	72%	73%	67%
FFO As Adjusted Payout Ratio	68%	65%	66%	71%	75%
AFFO Payout Ratio	77%	77%	77%	87%	81%

_____________________________

1.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results including investment transaction costs, debt extinguishment costs and employee retirement costs.

Supplemental Report June 30, 2026 – 7

EBITDA
(in thousands)

	Quarter Ended				Year to Date
	June 30,				June 30,
	2026		2025		2026		2025

Net income attributable to Acadia shareholders	$11,038		$1,963		$41,515		$3,571

Adjustments: [1]
Depreciation and amortization	35,167		31,748		71,111		63,445
Interest expense	14,650		12,491		29,521		25,230
Above/below-market interest	(155)		(133)		(310)		(261)
Provision for income taxes	132		118		174		214
Amortization of finance costs	1,705		1,502		3,323		2,990
Noncontrolling interest - OP	553		108		2,049		204
EBITDA	$63,090		$47,797		$147,383		$95,393

(Gain) loss on disposition of properties	(3,601)		86		(34,555)		86
Unrealized holding loss (gain) on investments	33		494		649		(1,178)
Realized gain	—		5,406		—		5,406
Transaction and other expenses [2]	1,523		152		5,881		678
Impairment charges	—		4,185		—		5,768
Loss on change in control	—		—		—		9,622
Adjusted EBITDA	$61,045		$58,120		$119,358		$115,775

Fixed-Charge Coverage Ratios
Adjusted EBITDA[1] divided by:	$61,045		$58,120		$119,358		$115,775

Interest expense	14,650		12,491		29,521		25,230
Principal Amortization	1,354		1,560		2,853		3,022
Preferred Dividends[3]	5		67		10		134
Total Fixed Charges	16,009		14,118		32,384		28,386

Fixed-Charge Coverage Ratio - REIT Portfolio and Investment Management	3.8	x	4.1	x	3.7	x	4.1	x

	EBITDA
	Year to Date	Year ended
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2026	December 31, 2025

Year to Date Adjusted EBITDA as reported	$119,358	$236,728
Add: Estimated adjusted EBITDA (Q2 baseline)	122,090	—
Annualized Adjusted EBITDA	241,448	236,728

Year to Date Realized gain and Promote as reported	—	(14,454)
Annualized Adjusted EBITDA excluding realized gains	$241,448	$222,274

_____________________________

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.
2.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results including investment transaction costs, debt extinguishment costs and employee retirement costs.
3.
Represents preferred distributions on Preferred Operating Partnership Units

Supplemental Report June 30, 2026 – 8

Same Property Performance – REIT Portfolio[1]
(in thousands)

	Quarter Ended June 30,			Year to Date June 30,
	2026	2025	% Change	2026	2025	% Change

Summary
Minimum rents	$43,467	$40,086	8.4%	$85,839	$80,088	7.2%
Expense reimbursements	10,386	9,796	6.0%	21,633	19,977	8.3%
Other property income	720	678	6.2%	1,811	1,937	(6.5)%

Total Revenue	54,573	50,560	7.9%	109,283	102,002	7.1%

Expenses
Property operating - CAM & Real estate taxes	13,231	12,678	4.4%	27,637	26,076	6.0%
Other property operating (Non-CAM)	1,778	1,496	18.9%	3,239	2,862	13.2%

Total Expenses	15,009	14,174	5.9%	30,876	28,938	6.7%

Same Property NOI - REIT properties	$39,564	$36,386	8.7%	$78,407	$73,064	7.3%

Reconciliation of Same Property NOI to REIT Portfolio NOI
NOI of Properties excluded from Same Property NOI	5,566	2,243		8,538	2,295
REIT Portfolio NOI	$45,130	$38,629		$86,945	$75,359

Other same property information
Economic Occupancy at the end of the period	94.1%	92.1%
Leased Occupancy at the end of the period	95.5%	94.7%

_____________________________

1.
The above amounts include the pro-rata share of the Company’s REIT Portfolio consolidated and unconsolidated investments.

Supplemental Report June 30, 2026 – 9

New and Renewal Rent Spreads – REIT Portfolio[1]

	Quarter Ended		Quarter Ended		Year to Date
	March 31, 2026		June 30, 2026		June 30, 2026
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	5	5	6	6
GLA	20,214	20,214	9,614	9,614	29,828	29,828
New base rent	$37.51	$34.00	$383.87	$345.87	$149.15	$134.52
Previous base rent	$25.02	$26.04	$179.11	$180.76	$74.69	$75.91
Average cost per square foot	$173.55	$173.55	$260.43	$260.43	$201.55	$201.55
Weighted Average Lease Term (years)	15.0	15.0	8.2	8.2	12.8	12.8
Percentage growth in base rent	49.9%	30.6%	114.3%	91.3%	99.7%	77.2%

Renewal Leases
Number of renewal leases executed	11	11	5	5	16	16
GLA	162,160	162,160	9,144	9,144	171,304	171,304
New base rent	$49.90	$47.34	$36.02	$34.73	$49.16	$46.67
Expiring base rent	$41.28	$43.03	$33.74	$34.09	$40.88	$42.56
Average cost per square foot	$3.70	$3.70	$2.01	$2.01	$3.61	$3.61
Weighted Average Lease Term (years)	4.9	4.9	3.6	3.6	4.8	4.8
Percentage growth in base rent	20.9%	10.0%	6.8%	1.9%	20.3%	9.7%

Total New and Renewal Leases
Number of new and renewal leases executed	12	12	10	10	22	22
GLA commencing	182,374	182,374	18,758	18,758	201,132	201,132
New base rent	$48.52	$45.86	$214.30	$194.20	$63.99	$59.70
Expiring base rent	$39.48	$41.15	$108.25	$109.26	$45.89	$47.51
Average cost per square foot	$22.53	$22.53	$134.46	$134.46	$32.96	$32.96
Weighted Average Lease Term (years)	6.0	6.0	6.0	6.0	6.0	6.0
Percentage growth in base rent	22.9%	11.4%	98.0%	77.7%	39.4%	25.7%

_____________________________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line (GAAP) basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. The previous (or expiring) rent reflects the amount at the time of lease expiration, while the new rent represents the amount payable at lease commencement.
(1)

Supplemental Report June 30, 2026 – 10

Transactional Activity
(in thousands)

Property Acquisitions and Dispositions
Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

REIT Portfolio:
1045 and 1165 Madison Avenue	New York, NY	January 2026	$21,313	100%	$—	$21,313
Rhode Island Place (Strategic Add-on)	Washington D.C	March 2026	9,464	100%	—	9,464
846 W. Armitage Avenue (Strategic Add-on)	Chicago, IL	March 2026	4,440	100%	—	4,440
225 Worth Avenue	Palm Beach, FL	March 2026	43,469	100%	—	43,469
4-6 and 28 Newbury Street	Boston, MA	April 2026	110,154	100%	—	110,154
129 5th Avenue	New York, NY	June 2026	9,599	100%	—	9,599
8800-8804 Melrose Avenue [3]	West Hollywood, CA	July 2026	29,000	100%	—	29,000
Subtotal REIT Portfolio:			227,439		—	227,439

Investment Management:
Other Co-Investment Vehicles:
Shops at Skyview[4]	Queens, NY	January 2026	424,140	20%	—	84,828
TOTAL ACQUISITIONS			$651,579		$—	$312,267

RECAPITALIZATIONS
Investment Management:
Other Co-Investment Vehicles:
Atlantic Portfolio [4]	Various	February 2026	$373,203	20%	—	$74,641
Avenue at West Cobb[4]	Marietta, GA	February 2026	62,706	20%	—	12,541
Pinewood Square[4]	Lake Worth, FL	March 2026	68,206	20%	—	13,641
Subtotal Investment Management:			$504,115		—	$100,823
TOTAL RECAPITALIZATIONS

DISPOSITIONS

Investment Management: [2]
FUND IV:
1964 Union Street	San Francisco, CA	March 2026	$2,600	90%	$2,340	$541
650 Bald Hill Road	Warwick, RI	April 2026	20,500	90%	18,450	4,266
			23,100		20,790	4,807
Fund V:
Landstown Commons	Virginia Beach, VA	January 2026	102,000	100%	102,000	20,502
Atlantic Portfolio [4]	Various	February 2026	371,863	100%	371,863	74,744
New Towne Center	Canton, MI	June 2026	23,500	100%	23,500	4,724
Tri-City Plaza	Vernon, CT	June 2026	62,500	90%	56,250	11,306
			559,863		553,613	111,276

TOTAL DISPOSITIONS			$582,963		$574,403	$116,083

Structured Financing Activity
Note Description	Transaction Type	Date of Transaction	Transaction Amount	Acadia Share

Shops at Skyview[5]	Preferred Equity	January 2026	$41,700	$33,360
Atlantic Portfolio (TPG Recapitalization)[6]	Preferred Equity	February 2026	27,500	22,000
City Point Loan [7]	Acquisition	June 2026	—	58,471
			$69,200	$113,831

_____________________________

Supplemental Report June 30, 2026 – 11

Notes to Transactional Activity
(in thousands)

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
Acquisitions that closed after June 30, 2026 do not reflect certain acquisitions costs that may be subsequently capitalized.
4.
The difference between the acquisition amounts and the disposition amounts are due to acquisition costs, which are included in the acquisition amount only.
5.
The Company provided a $41.7 million preferred equity investment to the venture, of which it also holds a 20% ownership interest. The transaction amount presented reflects the Company’s preferred equity investment net of the portion attributable to its ownership interest.
6.
The Company provided a $27.5 million preferred equity investment to the venture, of which it also holds a 20% ownership interest. The transaction amount presented reflects the Company’s preferred equity investment net of the portion attributable to its ownership interest.
7.
During the three months ended June 30, 2026, the Company acquired the remaining interests of the other Fund II investors in City Point for total consideration of $67.1 million, comprised of the assumption of the remaining investors’ portion of the City Point Loan and accrued interest balance of $58.5 million and a cash payment of $8.6 million, increasing its ownership in Fund II from 80% to 100%. Refer to Note 10 in the Company’s 10-Q for the period ended June 30, 2026.

Supplemental Report June 30, 2026 – 12

2026 Guidance

The Company increased its full year Net Earnings, NAREIT FFO and FFO As Adjusted guidance. The following updated guidance is based upon Acadia’s current view of market conditions and assumptions for the year ended December 31, 2026.

	2026 Guidance [1]
	Revised	Prior

Net earnings per share attributable to Acadia	$0.40-$0.41	$0.37-$0.39
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	0.96-0.97	0.95-0.97
Gain on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(0.24)	(0.22)
Adjustment of redeemable noncontrolling interest to estimated redemption value	0.04	0.04
Noncontrolling interest in Operating Partnership	0.03	0.03
NAREIT FFO per share attributable to Common Shareholders and Common OP Unit Holders	$1.19-$1.21	$1.17-$1.21
Adjustments to FFO:
Transaction and other expenses [2]	0.05	0.05
FFO As Adjusted per share attributable to Common Shareholders and Common OP Unit Holders [3]	$1.24-$1.26	$1.22-$1.26

_____________________________

1.
Totals may not foot due to rounding.
2.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results, including investment transaction costs, debt extinguishment costs and employee retirement costs.
3.
Refer to the Important Notes for the definition of FFO As Adjusted.

Supplemental Report June 30, 2026 – 13

Consolidated Statements of Operations
(in thousands)

	June 30, 2026 [1]
	Quarter	Year to Date
Revenues
Rental income	$91,188	$189,756
Other	4,235	8,659
Total revenues	95,423	198,415
Expenses
Depreciation and amortization	35,162	75,317
General and administrative	11,782	27,085
Real estate taxes	12,735	25,657
Property operating	17,039	35,288
Total expenses	76,718	163,347

Gain on disposition of properties	3,969	146,117
Operating income	22,674	181,185
Equity in earnings of unconsolidated affiliates	13,929	12,421
Interest income	6,557	11,345
Unrealized holding losses on investments and other	(33)	(649)
Interest expense	(20,143)	(42,195)
Income from continuing operations before income taxes	22,984	162,107
Income tax provision	(154)	(166)
Net income	22,830	161,941
Net loss attributable to redeemable noncontrolling interests	981	1,679
Net income attributable to noncontrolling interests	(12,773)	(122,105)
Net income attributable to Acadia shareholders	$11,038	$41,515

	June 30, 2026 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$88,995	$184,949
Straight-line rent income	1,104	1,270
Above/below-market rent income	2,112	5,474
Asset and property management fees	2,052	3,363
Investment management fees	961	3,177
Other income adjustments	199	182
Consolidated Total GAAP Revenues	$95,423	$198,415

Reconciliation of Property Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$12,243	$26,913
Asset and property management expense	3,924	7,450
Other	872	925
Consolidated Total GAAP Property Operating Expenses	$17,039	$35,288

Supplemental Report June 30, 2026 – 14

Consolidated Statements of Operations - Detail
(in thousands)

	June 30, 2026 [1]
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$69,680	$143,964
Expense reimbursements - CAM	9,482	19,614
Expense reimbursements - Taxes	8,519	18,262
Percentage rent and other property income	1,314	3,109
Total Revenues	88,995	184,949

EXPENSES
Property operating - CAM	12,243	26,913
Real estate taxes	12,735	25,657
Asset and property management expense	3,924	7,450
Total Expenses	28,902	60,020

NET OPERATING INCOME - PROPERTIES	60,093	124,929

OTHER INCOME (EXPENSE)
Interest income	6,557	11,345
Straight-line rent income	1,104	1,270
Above/below-market rent income	2,112	5,474
Interest expense [2]	(19,507)	(41,559)
Other income	214	417
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	50,573	101,876

FEE AND OTHER INCOME [3]
Asset and property management fees	2,052	3,363
Investment management fees	961	3,177
Total Investment Management Fee Income	3,013	6,540

Transactional and other expenses	(1,523)	(1,796)
Total Investment Management Fee Income and Other Transactional Expenses	1,490	4,744

Unrealized losses on investments and other	(33)	(649)
Income tax provision	(154)	(166)
Total Fee and Other Income	1,303	3,929

Administrative and Other Expenses	(11,782)	(27,085)

Depreciation and amortization	(35,108)	(75,170)
Non-real estate depreciation and amortization	(54)	(147)
Gain on disposition of properties	3,969	146,117
Gain (loss) before equity in earnings and noncontrolling interests	8,901	149,520

Equity in earnings of unconsolidated affiliates	13,929	12,421
Noncontrolling interests (including redeemable noncontrolling interests)	(11,792)	(120,426)

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$11,038	$41,515

Supplemental Report June 30, 2026 – 15

Statements of Operations – Pro-Rata Adjustments [7]
(in thousands)

	Quarter Ended June 30, 2026		Year to Date June 30, 2026
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(18,491)	$13,940	$(42,438)	$27,088
Expense reimbursements - CAM	(4,204)	2,688	(8,375)	4,972
Expense reimbursements - Taxes	(2,597)	2,140	(6,119)	4,150
Percentage rent and other property income	(465)	867	(1,001)	1,515
Total Revenues	(25,757)	19,635	(57,933)	37,725

EXPENSES
Property operating - CAM	(4,779)	3,047	(9,929)	5,728
Real estate taxes	(3,525)	2,816	(7,646)	5,636
Asset and property management expense	(1,385)	918	(2,675)	1,670
Total Expenses	(9,689)	6,781	(20,250)	13,034

NET OPERATING INCOME - PROPERTIES	(16,068)	12,854	(37,683)	24,691

OTHER INCOME (EXPENSE)
Interest income	(32)	7	(211)	26
Straight-line rent income	(263)	245	(504)	283
Above/below-market rent (expense) income	(497)	857	(2,027)	1,587
Interest expense [2]	8,703	(5,994)	19,382	(11,551)
Other (expense) income	(179)	114	(186)	120
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(8,336)	8,083	(21,229)	15,156

FEE AND OTHER INCOME [3]
Asset and property management fees	1,663	75	3,942	167
Investment management fees	1,142	106	2,739	184
Total Investment Management Fee Income	2,805	181	6,681	351

Transactional and other expenses	—	—	—	—
Total Investment Management Fee Income and Other Transactional Expenses	2,805	181	6,681	351

Unrealized losses on investments and other	—	—	—	—
Income tax provision	27	(5)	2	(10)
Total Fee and Other Income	2,832	176	6,683	341

Administrative and Other Expenses	574	(266)	1,178	(729)

Depreciation and amortization	9,275	(9,280)	21,769	(17,563)
Non-real estate depreciation and amortization	—	—	—	—
Loss (gain) on disposition of properties	(15,584)	15,216	(126,778)	15,216
Gain (loss) before equity in earnings and noncontrolling interests	(11,239)	13,929	(118,377)	12,421

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(553)	—	(2,049)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$(11,792)	$13,929	$(120,426)	$12,421

Supplemental Report June 30, 2026 – 16

Balance Sheet
(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,089,483	Real estate under development (REIT):	$194,222
Tenant improvements	324,002
Land	1,176,836	Summary of other assets, net:
Construction in progress	30,564	Deferred charges, net	$45,786
Right-of-use assets - finance leases	61,366	Accrued interest receivable	9,190
	4,682,251	Due from seller	1,367
Less: Accumulated depreciation and amortization	(1,004,812)	Prepaid expenses	13,826
Operating real estate, net	3,677,439	Other receivables	3,323
Real estate under development	194,222	Income taxes receivable	503
Net investments in real estate	3,871,661	Corporate assets, net	604
Notes receivable, net ($2,180 of allowance for credit losses)	154,501	Deposits	1,709
Investments in and advances to unconsolidated affiliates	263,598	Derivative financial instruments	18,407
Lease intangibles, net	99,946	Total	$94,715
Other assets, net	94,715
Right-of-use assets - operating leases, net	21,589	Summary of accounts payable and other liabilities:
Cash and cash equivalents	32,960	Lease liability - finance leases, net	$32,494
Restricted cash	16,272	Accounts payable and accrued expenses	72,936
Straight-line rents receivable, net	40,988	Deferred income	25,748
Rents receivable, net	14,442	Tenant security deposits, escrows, and other	14,951
Assets of property held for sale	6,835	Derivative financial instruments	323
Total assets	$4,617,507	Total	$146,452

Liabilities:
Mortgage and other notes payable, net	$480,045
Unsecured notes payable, net	1,113,650
Unsecured line of credit	43,323
Accounts payable and other liabilities	146,452
Lease liabilities - operating leases	23,852
Dividends and distributions payable	29,185
Lease intangibles, net	83,189
Distributions in excess of income from, and investments in, unconsolidated affiliates	16,914
Total liabilities	1,936,610
Commitments and contingencies
Redeemable noncontrolling interests	4,499

Equity:
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 137,329,896	137
Additional paid-in capital	2,829,749
Accumulated other comprehensive income	25,838
Distributions in excess of accumulated earnings	(519,027)
Total Acadia shareholders’ equity	2,336,697
Noncontrolling interests	339,701
Total equity	2,676,398
Total liabilities, redeemable noncontrolling interests, and equity	$4,617,507

Supplemental Report June 30, 2026 – 17

Balance Sheet – Pro-rata Adjustments [7]
(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(328,076)	$329,312
Tenant improvements	(22,962)	14,728
Land	(161,738)	123,745
Construction in progress	(2,834)	2,809
Right-of-use assets - finance leases	(20,508)	21,768
	(536,118)	492,362
Less: Accumulated depreciation and amortization	79,538	(70,311)
Operating real estate, net	(456,580)	422,051
Real estate under development	(5,553)	2,217
Net investments in real estate	(462,133)	424,268
Notes receivable, net	18,276	55,373
Investments in and advances to unconsolidated affiliates	(17,679)	(229,807)
Lease intangibles, net	(16,698)	46,081
Other assets, net	(5,061)	8,316
Right-of-use assets - operating leases, net	(1,032)	—
Cash and cash equivalents	(14,706)	9,723
Restricted cash	(2,142)	3,992
Straight-line rents receivable, net	(5,048)	5,121
Rents receivable, net	(3,713)	1,855
Assets of property held for sale	(5,255)	—
Total assets	$(515,191)	$324,922

Liabilities:
Mortgage and other notes payable, net	$(287,869)	$279,417
Unsecured notes payable, net	328	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(31,680)	34,442
Lease liabilities - operating leases	(1,075)	2
Dividends and distributions payable	—	—
Lease intangibles, net	(17,845)	27,975
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(16,914)
Total liabilities	(338,141)	324,922
Commitments and contingencies
Acadia Shareholders' Equity
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 137,329,896	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(177,050)	—
Total equity	(177,050)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(515,191)	$324,922

_____________________________

Supplemental Report June 30, 2026 – 18

Notes to Financial Statements

1.
Results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.2 million and $4.3 million for the three and six months ended June 30, 2026.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated REIT properties but also includes Investment Management assets that are held off-balance sheet), each of which are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the income allocable to Operating Partnership Units of $0.6 million and $2.1 million for the three and six months ended June 30, 2026.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned REIT assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.

Supplemental Report June 30, 2026 – 19

Fee Income Detail [1]
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date June 30, 2026
Asset and property management fees	$110	$—	$775	$3,240	$3,347	$7,472
Leasing, Construction, and Development fees	43	135	361	2,406	3,155	6,100
Total fees	$153	$135	$1,136	$5,646	$6,502	$13,572

Quarter Ended June 30, 2026
Asset and property management fees	$52	—	$363	$1,331	$2,044	$3,790
Leasing, Construction, and Development fees and other	31	41	198	991	948	2,209
Total fees	$83	$41	$561	$2,322	$2,992	$5,999

_____________________________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company's share of fee income from Unconsolidated Subsidiaries.
2.
“Other” includes fees generated from non-wholly owned joint ventures (within both the REIT Portfolio and Investment Management) as well as third-party managed assets.

Supplemental Report June 30, 2026 – 20

Structured Financing Portfolio
(in thousands)

	March 31, 2026			Quarter Ended June 30, 2026
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Stated Interest	Effective Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions [5]	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.52%	Sept 2026

Other notes [3,4]	205,266	24,122	229,388	74	(34,817)	170,523	4,582	175,105	8.54%	8.71%	Nov 2026 - Feb 2029

Total notes receivable	$265,067	$27,931	$292,998	$74	$(34,817)	$230,324	$8,391	$238,715	7.88%	8.14%

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$230,324
Allowance for credit loss						(2,174)
Total pro-rata Notes Receivable						$228,150

_____________________________

1.
One note in the principal amount of $17.8 million was in default at June 30, 2026.
2.
Certain first mortgage notes have extension options subject to customary conditions.
3.
One note receivable with a principal balance of $5.0 million was placed on non-accrual status as of June 30, 2026, as the Company no longer considered the collection of contractual interest to be probable.
4.
Includes a preferred equity investment (accounted for as a note receivable) and a mezzanine loan with an aggregate carrying value of approximately $82.5 million as of June 30, 2026. Interest payments were current through June 30, 2026 utilizing reserves established in a prior restructuring. The remaining reserves were insufficient to fund the full July 2026 interest payment, resulting in a default, and the Company is evaluating a restructuring with the borrowers.
5.
During the second quarter, the Company acquired the remaining interests of the other Fund II investors in City Point. Following the transaction, the Company owns 100% of Fund II. Refer to the Transactional Activity page and Footnote 10 in the Company’s 10-Q for the period ended June 30, 2026.

Supplemental Report June 30, 2026 – 21

9

Net Asset Valuation Information
(in thousands)

	REIT	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]

Acadia Ownership Percentage [3]	N/A	24.54%	23.12%	20.10%	5% to 20%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income (loss) [2]	$45,130	$(13)	$320	$3,129	$4,681
Less:
Net operating income from properties sold or assets held for sale	—	—	(15)	(83)	—
(Income) loss from pre-stabilized assets [3]	(2,264)	—	40	—	—
(Income) loss from development and redevelopment projects [4]	399	13	(82)	—	—
Net operating (loss) income from pre-stabilized assets, development and redevelopment projects [4]	(1,865)	—	(42)	—	—
Net Operating Income of stabilized assets	$43,265	$—	$263	$3,046	$4,681

Costs to Date (Pro-Rata)
Assets held for sale	$—	$—	$1,585	$—	$—
Pre-stabilized assets [4]	350,650	—	8,269	—	—
Development and redevelopment projects [6]	548,600	8,300	27,800	—	—
Total Costs to Date	$899,250	$8,300	$37,654	$—	$—

Debt (Pro-Rata)	$1,253,649	$—	$18,077	$86,693	$154,253

_____________________________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the REIT and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for REIT: Route 6 Mall, 651-671 West Diversey, Henderson Avenue, City Center, 1801-03 Connecticut Avenue and 129 5th Avenue; Fund II: City Point; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street, and 1035 Third Avenue.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, LINQ Promenade, Shops at Skyview, Pinewood Square, Avenue at West Cobb, and Atlantic Portfolio.
6.
Refer to Development and Redevelopment Activity page for projects.

Supplemental Report June 30, 2026 – 22

Development and Redevelopment Activity

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs incurred from development / redevelopment	Total Costs to Date [2]	Estimated Future Range		Estimated Total Range
REIT

Development:
Henderson Avenue Expansion¹	95%	Dallas, TX	2027/2028	176,000	$125.1	$125.1	$74.9	$99.9	$200.0	$225.0

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	23.5	165.2	10.0	20.0	175.2	185.2
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2028	138,000	4.3	28.3	5.8	8.5	34.1	36.8
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	0.4	51.1	TBD	TBD	TBD	TBD
Total REIT Redevelopment					$28.4	$423.5	$15.8	$28.5	$209.3	$222.0

Total REIT Development and Redevelopment					$153.5	$548.6	$90.7	$128.4	$409.3	$447.0

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$5.3	$8.3	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$6.2	$36.1	$—	$—	$—	$—

Total REIT and Investment Management Development and Redevelopment					$159.7	$584.7	$90.7	$128.4	$409.3	$447.0

_____________________________

1.
As previously announced, the Company partnered with Ignite-Rebees DevCo LLC, and retained a 95% controlling interest in certain development projects. Ignite-Rebees DevCo LLC share of the Total Costs to Date is approximately $5.8 million and Estimated Total Range is $9.3 million to $10.2 million, which is reflected in the table above.
2.
Total costs includes the original acquisition cost of the asset. The Company is not currently capitalizing interest or carrying costs for those assets included in “Redevelopment” assets and “Fund III development” above.

Supplemental Report June 30, 2026 – 23

Development and Redevelopment Activity

Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion
Pre-Stabilized:
210 Bowery (Fund IV)	23.1%	New York, NY	2026	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2026	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2026	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2026	N/A
Henderson Avenue (REIT)	100.0%	Dallas, TX	2026/2027	62,000
City Center (REIT)	100.0%	San Francisco, CA	2026/2027	241,000
City Point (Fund II)	95.0%	Brooklyn, NY	2026/2027	536,198
651-671 West Diversey (REIT)	100.0%	Chicago, IL	2026/2027	40,000
1801-03 Connecticut Avenue (REIT)	100.0%	Washington, D.C.	2027	10,500
129 5th Avenue (REIT)	100.0%	New York, NY	2027	9,000

Supplemental Report June 30, 2026 – 24

Portfolio Debt – Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	REIT Portfolio		Investment Management		Total					Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional	Adjusted Debt Total	Interest Rate	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$266,716	2.4	$11,885	1.8	$278,601	2.4	$1,064,951	$1,343,552		$127,159	$(186,071)	$1,284,640
Variable-Rate Debt [5]	986,933	4.1	377,763	2.0	1,364,696	3.5	(1,064,951)	299,745		162,086	(94,147)	367,684

Total	$1,253,649	3.8	$389,648	2.0	$1,643,297	3.3	$—	$1,643,297	4.3%	$289,245	$(280,218)	1,652,324

Unamortized premium					380							474
Net unamortized loan costs					(17,818)							(15,780)
Contingent loan obligation					3,035							—
Total					$1,628,894							$1,637,018

_____________________________

1.
Fixed-rate debt includes notional principal fixed through swap transactions. The interest rate includes the impact of swaps; refer to the Swap Interest Rate Summary page.
2.
Represents the Company’s pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company’s pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable-rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Supplemental Report June 30, 2026 – 25

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2026	Percent	Amount	Rate	Maturity Date	Options

REIT PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,305	—	12/10/26	None
239 Greenwich Avenue		25,596	75.00%	19,197	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,180	50.00%	6,590	4.72%	12/10/27	None
555 9th Street		55,000	100.00%	55,000	3.99%	01/01/28	1x24 mos.
State & Washington		19,588	100.00%	19,588	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,199	100.00%	9,199	4.01%	11/05/29	None
151 N. State Street		11,234	100.00%	11,234	4.03%	12/01/29	None
Concord & Milwaukee		2,050	100.00%	2,050	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		1,833	100.00%	1,833	5.89%	04/15/35	None
Sub-Total Fixed-Rate Debt		295,680		266,716

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.00%	69,360	SOFR+1.55%	11/06/26	2x12 mos.
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Revolving Credit Facility [3]		43,323	100.00%	43,323	SOFR+1.00%	04/17/30	2x6 mos.
Term Loan A-2		250,000	100.00%	250,000	SOFR+1.20%	05/29/30	None
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.20%	07/25/30	None
Term Loan A-1		512,500	100.00%	512,500	SOFR+1.15%	04/17/31	None
Sub-Total Variable-Rate Debt		1,057,823		986,933
Total Debt - REIT Portfolio		$1,353,503		$1,253,649

INVESTMENT MANAGEMENT

Fixed-Rate Debt

Shoppes at South Hills	Fund V	$32,546	18.09%	$5,888	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Sub-Total Fixed-Rate Debt		58,485		11,885

Variable-Rate Debt [1]

Fairlane Green	Fund V	30,716	20.10%	6,174	SOFR+1.95%	12/05/26	1x6 mos.
Trussville Promenade	Fund V	27,565	20.10%	5,542	SOFR+1.95%	12/15/26	1x6 mos.
Wood Ridge Plaza	Fund V	35,849	18.09%	6,485	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Family Center at Riverdale	Fund V	37,425	17.97%	6,726	SOFR+2.46%	11/01/27	None
Frederick County Square	Fund V	24,561	18.09%	4,443	SOFR+1.90%	11/01/27	None
Lincoln Commons	Fund V	33,537	20.10%	6,741	SOFR+3.10%	11/25/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.
Mohawk Commons	Fund V	38,801	18.09%	7,019	SOFR+2.00%	03/01/28	None
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	52,250	23.12%	12,080	SOFR+1.20%	12/09/28	None
Shops at Skyview	IMP	276,575	20.00%	55,315	SOFR+1.50%	01/09/29	2x12 mos.
Atlantic Portfolio	IMP	255,259	20.00%	51,052	SOFR+1.70%	02/25/29	2x12 mos.
Avenue at West Cobb	IMP	42,681	20.00%	8,536	SOFR+1.70%	02/25/29	2x12 mos.
Maple Tree Place	Fund V	52,400	20.10%	10,532	SOFR+2.00%	05/08/29	None

Supplemental Report June 30, 2026 – 26

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2026	Percent	Amount	Rate	Maturity Date	Options
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+1.40%	06/24/29	2x12 mos.
Pinewood Square	IMP	45,000	20.00%	9,000	SOFR+1.72%	03/26/30	1x12 mos.
Monroe Marketplace	Fund V	30,000	20.10%	6,030	SOFR+1.75%	04/29/30	None
Term Loan A-3	IMP	137,500	95.00%	130,625	SOFR+1.15%	04/17/31	None
Sub-Total Variable-Rate Debt		1,426,212		377,763
Total Debt - Investment Management		1,484,697		389,648
Total Debt - REIT Portfolio and Investment Management		$2,838,200		$1,643,297

_____________________________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

Supplemental Report June 30, 2026 – 27

Future Debt Maturities [1]
(in thousands)

REIT Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$1,476	$132,000	$133,476	$1,285	$28,305	$69,360	$98,950	—	1.55%
2027	5,267	57,537	62,804	4,954	45,053	—	50,007	4.92%	N/A
2028	1,900	70,362	72,262	1,866	70,362	—	72,228	4.10%	N/A
2029	1,884	171,338	173,222	1,536	97,086	36,383	135,005	5.55%	1.95%
2030	253	369,920	370,173	253	1,597	368,323	370,173	4.40%	1.18%
Thereafter	1,043	540,523	541,566	1,043	13,743	512,500	527,286	5.90%	1.15%
Total	$11,823	$1,341,680	$1,353,503	$10,937	$256,146	$986,566	$1,253,649

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,126	$57,903	$60,029	$398	$—	$11,639	$12,037	N/A	1.95%
2027	5,677	379,528	385,205	1,037	—	64,324	65,361	N/A	2.24%
2028	242	167,606	167,848	44	11,681	22,962	34,687	5.78%	1.67%
2029	—	659,115	659,115	—	—	131,908	131,908	N/A	1.63%
2030	—	75,000	75,000	—	—	15,030	15,030	N/A	1.73%
Thereafter	—	137,500	137,500	—	—	130,625	130,625	N/A	1.15%
Total	$8,045	$1,476,652	$1,484,697	$1,479	$11,681	$376,488	$389,648

_____________________________

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report June 30, 2026 – 28

Future Debt Maturities – As Extended [1]
(in thousands)

REIT Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$1,476	$30,000	$31,476	$1,285	$28,305	$—	$29,590	—	N/A
2027	5,267	32,401	37,668	4,954	26,201	—	31,155	5.58%	N/A
2028	1,900	119,862	121,762	1,866	17,862	69,360	89,088	4.40%	1.55%
2029	1,884	97,088	98,972	1,536	97,086	—	98,622	5.55%	N/A
2030	253	379,097	379,350	253	54,097	325,000	379,350	4.00%	1.20%
Thereafter	1,043	683,232	684,275	1,043	32,595	592,206	625,844	4.85%	1.19%
Total	$11,823	$1,341,680	$1,353,503	$10,937	$256,146	$986,566	$1,253,649

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,126	$—	$2,126	$398	$—	$—	$398	N/A	N/A
2027	5,677	239,538	245,215	1,037	—	45,111	46,148	N/A	2.47%
2028	242	115,685	115,927	44	5,997	18,863	24,904	5.62%	1.49%
2029	—	302,214	302,214	—	5,684	45,484	51,168	5.95%	1.91%
2030	—	30,000	30,000	—	—	6,030	6,030	N/A	1.75%
Thereafter	—	789,215	789,215	—	—	261,000	261,000	N/A	1.38%
Total	$8,045	$1,476,652	$1,484,697	$1,479	$11,681	$376,488	$389,648

_____________________________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report June 30, 2026 – 29

Swap Interest Rate Summary [1]
(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR [2]
November 2026	$73,517	3.9%
December 2026	5,949	4.3%
June 2027	5,020	1.1%
July 2027	125,000	2.1%
December 2027	110,050	2.6%
March 2028	57,007	2.8%
April 2028	75,000	3.3%
June 2028	50,000	3.5%
July 2028	24,998	3.4%
August 2028	50,000	2.8%
February 2029	50,000	1.4%
March 2029	59,588	3.3%
June 2029	31,472	1.2%
July 2029	25,000	0.1%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	97,500	3.4%
March 2030	9,000	3.8%
April 2030	50,000	3.1%
July 2030	125,000	2.7%
Total	$1,064,951	2.8%

_____________________________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on REIT and Investment Management debt.
2.
Represents the effective strike (fixed) rate on the swap, inclusive of the amortization of deferred gains/losses on terminated swaps, that the Company pays in exchange for receiving SOFR.

Supplemental Report June 30, 2026 – 30

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants

STREET AND URBAN RETAIL
Chicago Metro
Gold Coast and North Michigan Ave Collection (7 properties)	2011 2012 2013	100.0%	57,577	—	—	57,577	95.1%	—%	—%	95.1%	95.1%	$11,259,617	$205.73	Kith, Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville, Mango
Clark Street and W. Diversey Collection (4 properties)	2011 2012	100.0%	53,099	—	—	53,099	87.2%	—%	—%	87.2%	98.2%	2,227,054	48.10	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's, Sephora (LVMH)
Halsted and Armitage Collection (14 properties)	2011 2012 2019 2020 2026	100.0%	54,965	—	—	54,965	96.1%	—%	—%	96.1%	100.0%	3,259,150	61.73	Serena and Lily, Faherty, Jenny Kayne, Warby Parker, Kiehl's, Solidcore, Rails, Levain Bakery, Huckberry, Rothy's
North Lincoln Park Chicago Collection (6 properties)	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	77.6%	55.5%	55.5%	1,074,442	38.81	Guitar Center, Carhartt
State and Washington	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,788,546	42.64	Nordstrom Rack, Uniqlo (Fast Retailing)
151 N. State Street	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44	Walgreens
North and Kingsbury	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	2,047,607	49.00	Old Navy (Gap), Backcountry
Concord and Milwaukee	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	499,257	37.97
California and Armitage	2016	100.0%	—	—	18,275	18,275	—%	—%	82.6%	82.6%	82.6%	793,750	52.60
Roosevelt Galleria	2015	100.0%	—	—	37,995	37,995	—%	—%	74.0%	74.0%	84.3%	677,229	24.08	Petco, Dollar Tree
Sullivan Center	2016	100.0%	176,104	—	—	176,104	83.8%	—%	—%	83.8%	83.8%	5,542,996	37.55	Target
			511,594	—	84,066	595,660	89.0%	—%	77.1%	87.3%	89.3%	$31,742,648	$61.03
New York Metro
Soho and West Village Collection (19 properties)	2011 2014 2019 2020 2022 2024 2025	100.0%	69,643	—	—	69,643	89.4%	—%	—%	89.4%	93.1%	$21,939,694	$352.26	Givenchy (LVMH), Vuori, Zimmermann, Watches of Switzerland, Watchfinder (Richemont), Theory (Fast Retailing), Bang & Olufsen, Veronica Beard, Frame Denim, Madewell (J.Crew)
Flatiron and Union Square Collection (3 properties)	2008 2013 2025	100.0%	23,781	—	—	23,781	100.0%	—%	—%	100.0%	100.0%	4,891,141	205.67	Nespresso, Dr. Martens
200 West 54th Street	2007	100.0%	5,862	—	—	5,862	100.0%	—%	—%	100.0%	100.0%	1,658,655	282.95
4401 White Plains Road	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21	Walgreens
Bartow Avenue	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	512,408	34.57	Wingstop
Greenwich and Westport Collection (4 properties)	1998 2012 2014	89.5%	39,593	—	—	39,593	100.0%	—%	—%	100.0%	100.0%	4,394,875	111.00	Veronica Beard, The RealReal, Blue Mercury, Splendid, Swarovski, Watches of Switzerland
2914 Third Avenue	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,148,294	28.28	Planet Fitness
313-315 Bowery [2]	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86	John Varvatos
120 West Broadway	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,553,577	184.53	Citizens Bank, Citi Bank
2520 Flatbush Avenue	2014	100.0%	—	—	29,114	29,114	—%	100.0%	100.0%	100.0%	100.0%	1,304,463	44.81	Bob's Discount Furniture, Capital One
Williamsburg Bedford Avenue Collection [3]	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—%	100.0%	100.0%	5,887,117	115.79	Sephora (LVMH), SweetGreen, Levain Bakery, Alo Yoga
Williamsburg North 6th Collection [3] (7 properties)	2024 2025	100.0%	56,015	—	—	56,015	95.8%	—%	—%	95.8%	100.0%	7,764,266	144.68	Lululemon, Madewell (J. Crew), On Running, Abercrombie and Fitch, Birkenstock, Patagonia
991 Madison Avenue	2016	100.0%	6,919	—	—	6,919	100.0%	—%	—%	100.0%	100.0%	3,790,095	547.78	Vera Wang, Gabriela Hearst
1045 Madison Avenue	2026	100.0%	3,475	—	—	3,475	100.0%	—%	—%	100.0%	100.0%	900,000	258.99	Le Labo (Estee Lauder)
1165 Madison Avenue	2026	100.0%	4,399	—	—	4,399	100.0%	—%	—%	100.0%	100.0%	1,364,025	310.08	Todd Snyder, Swarovski

Supplemental Report June 30, 2026 – 31

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Gotham Plaza	2016	49.0%	—	—	25,931	25,931	—%	—%	75.4%	75.4%	75.4%	1,691,134	86.45	Bank of America, Footlocker, Apple Bank
			280,967	34,614	88,822	404,403	96.5%	100.0%	92.8%	96.0%	97.2%	$60,951,820	$156.96
Los Angeles Metro
8833 Beverly Blvd	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,390,888	$142.55	Luxury Living
Melrose Place Collection	2019	100.0%	14,000	—	—	14,000	71.4%	—%	—%	71.4%	100.0%	2,391,923	239.19	The Row, Chloe (Richemont)
			23,757	—	—	23,757	83.2%	—%	—%	83.2%	100.0%	$3,782,811	$191.47
District of Columbia Metro
1739-53 Connecticut Avenue	2012	100.0%	11,638	—	—	11,638	28.6%	—%	—%	28.6%	28.6%	$255,499	$76.68	TD Bank
14th Street Collection (3 properties)	2021	100.0%	19,077	—	—	19,077	76.4%	—%	—%	76.4%	76.4%	1,415,017	97.07	Verizon, Long and Foster, VSV Wine Bar, Tile Bar
Rhode Island Place Shopping Center	2012	100.0%	—	78,370	35,468	113,838	—%	100.0%	89.4%	96.7%	100.0%	2,637,918	23.96	Ross Dress for Less, Giant (Ahold), TD Bank
M Street and Wisconsin Corridor (28 Properties) [4]	2011 2016 2019	68.0%	263,203	—	—	263,203	96.5%	—%	—%	96.5%	99.4%	19,874,532	78.21	Lululemon, Duxiana, Reformation, Swarovski, Alo Yoga, Aritzia, Skims, J Crew, Google, Tesla, Sezane
			293,918	78,370	35,468	407,756	92.5%	100.0%	89.4%	93.7%	96.5%	$24,182,965	$63.29
Boston Metro
Newbury Collection (3 properties)	2026	100.0%	30,321	—	—	30,321	100.0%	—%	—%	100.0%	100.0%	$5,499,786	$181.39	Cartier (Richemont), Chanel, Fjallraven

Dallas Metro
Henderson Avenue Portfolio (7 properties)	2022 2024 2025	100.0%	27,887	31,635	—	59,522	68.7%	100.0%	—%	85.3%	85.3%	$1,614,877	$31.80	Sprouts Farmers Market, Warby Parker, Tecovas, Salt and Straw

South Florida Metro
225 Worth Avenue	2026	100.0%	10,118	—	—	10,118	100.0%	—%	—%	100.0%	100.0%	$1,931,668	$190.91	Gucci (Kering), J McLaughlin, G/FORE (Richemont)

Total Street and Urban Retail			1,178,562	144,619	208,356	1,531,537	91.5%	100.0%	85.9%	91.5%	93.6%	$129,706,575	$92.55

Acadia Share Total Street and Urban Retail			1,089,908	144,619	195,131	1,429,658	91.1%	100%	86.6%	91.4%	93.4%	$122,151,633	$93.48

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	96.9%	97.8%	97.8%	$3,747,525	$26.61	Walgreens, Lidl, Chase Bank, City MD, Five Below
Marketplace of Absecon	1998	100.0%	—	24,504	80,052	104,556	—%	53.9%	85.8%	78.3%	86.5%	1,435,512	17.53	Walgreens, Dollar Tree, Aldi

New York
Village Commons Shopping Center	1998	100.0%	—	—	87,239	87,239	—%	—%	88.7%	88.7%	92.6%	2,817,566	36.41	Citibank, Ace Hardware
Branch Plaza	1998	100.0%	—	76,264	47,081	123,345	—%	73.5%	89.9%	79.7%	96.1%	2,826,011	28.73	LA Fitness
Amboy Center	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,136,630	36.60	Stop & Shop (Ahold)
Crossroads Shopping Center	1998	49.0%	—	202,727	108,801	311,528	—%	100.0%	92.9%	97.5%	97.5%	10,210,445	33.61	HomeGoods (TJX Companies), PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts

Supplemental Report June 30, 2026 – 32

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
New Loudon Center	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	95.3%	2,378,407	9.66	Price Chopper, Marshalls (TJX Companies)
28 Jericho Turnpike	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72	Kohl's

Connecticut
Town Line Plaza [5]	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.1%	98.5%	98.5%	1,686,747	15.91	Wal-Mart, Stop & Shop (Ahold)

Massachusetts
Methuen Shopping Center	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	56.3%	96.6%	100.0%	1,390,578	11.07	Wal-Mart, Market Basket
Crescent Plaza	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	100.0%	100.0%	100.0%	2,291,721	10.51	Home Depot, Shaw's (Albertsons)
201 Needham Street	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87	Michael's
163 Highland Avenue	2015	100.0%	—	40,505	—	40,505	—%	100.0%	100.0%	100.0%	100.0%	1,675,657	41.37	Staples, Petco

Vermont
The Gateway Shopping Center	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	81.9%	95.0%	96.4%	2,202,064	22.85	Shaw's (Albertsons), Starbucks

Illinois
Hobson West Plaza	1998	100.0%	—	51,692	47,281	98,973	—%	100.0%	63.8%	82.7%	84.9%	1,097,951	13.41	Garden Fresh Markets

Indiana
Merrillville Plaza	1998	100.0%	—	123,144	112,782	235,926	—%	78.9%	90.1%	84.3%	84.3%	3,059,925	15.39	Dollar Tree, TJ Maxx, Five Below, DD's Discount (Ross)

Michigan
Bloomfield Town Square	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	100.0%	100.0%	100.0%	4,519,433	19.24	HomeGoods (TJX Companies), TJ Maxx, Dick's Sporting Goods, Burlington

Delaware
Town Center and Other (1 property)	2003	100.0%	—	707,988	21,891	729,879	—%	100.0%	45.3%	98.4%	98.4%	12,870,697	17.93	Lowes, Dick's Sporting Goods (House of Sports), Target, Crunch Fitness
Market Square Shopping Center	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,600,923	35.29	Trader Joe's, TJ Maxx
Naamans Road	2006	100.0%	—	—	19,865	19,865	—%	—%	100.0%	100.0%	100.0%	920,134	46.32	Jared Jewelers, American Red Cross

Pennsylvania
Plaza 422	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	971,975	6.22	Home Depot
Chestnut Hill	2006	100.0%	—	—	36,492	36,492	—%	—%	79.2%	79.2%	79.2%	770,672	26.67
Abington Towne Center [6]	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,423,683	24.03	Target, TJ Maxx
Route 6	1995	100.0%	—	36,812	106,653	143,465	—%	100.0%	100.0%	100.0%	100.0%	1,416,253	9.87	Hobby Lobby, TJ Maxx, Harbor Freight Tools, Dollar Tree

Total Suburban Properties			—	2,737,049	1,143,236	3,880,285	—%	97.5%	91.1%	95.6%	96.6%	$68,158,671	$19.74

Acadia Share Total Suburban Properties			—	2,633,658	1,087,747	3,721,406	—%	97.4%	91.0%	95.5%	96.6%	$62,951,344	$19.08

Total REIT Properties			1,178,562	2,881,668	1,351,592	5,411,822	91.5%	97.6%	90.3%	94.4%	95.8%	$197,865,246	$40.76

Supplemental Report June 30, 2026 – 33

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Acadia Share Total REIT Properties			1,089,908	2,778,277	1,282,879	5,151,064	91.1%	97.5%	90.3%	94.4%	95.7%	$185,102,977	$40.19

_____________________________

1.
Excludes properties that are under development, redevelopment or pre-stabilized. For further detail, refer to the Development and Redevelopment Activity section of this Supplemental Report. The above economic occupancy and rent figures reflects only retail spaces where leases have commenced. Leased occupancy includes both economic leases and signed leases that have not yet commenced. ABR and ABR per square foot are based solely on economic occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lease and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% noncontrolling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.

Supplemental Report June 30, 2026 – 34

REIT Portfolio – Top Tenants [1]
(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,344,905	9.0%	5.6%
J. Crew Group [3]	6	34,902	5,825,185	0.7%	3.2%
Lululemon	3	22,589	4,631,384	0.5%	2.5%
Richemont [4]	4	25,781	3,943,154	0.5%	2.1%
Dick's Sporting Goods, Inc [5]	3	152,404	3,193,710	3.0%	1.7%
TJX Companies [6]	9	252,043	3,022,858	5.0%	1.6%
PetSmart, Inc.	4	76,257	2,934,201	1.5%	1.6%
Walgreens	4	68,393	2,887,312	1.4%	1.6%
Trader Joe's	3	42,257	2,628,360	0.8%	1.4%
Fast Retailing [7]	2	32,013	2,579,274	0.6%	1.4%
ALO Yoga	2	22,566	2,565,099	0.5%	1.4%
Kering [8]	2	9,644	2,361,012	0.2%	1.3%
Veronica Beard	3	7,649	2,355,251	0.2%	1.3%
LVMH [9]	5	12,669	2,172,585	0.3%	1.2%
Royal Ahold [10]	3	156,361	2,085,488	3.1%	1.1%
Albertsons Companies, Inc. [11]	2	123,409	2,061,142	2.5%	1.1%
Bob's Discount Furniture	2	68,793	2,027,670	1.4%	1.1%
Watches of Switzerland [12]	2	13,863	1,863,452	0.3%	1.0%
Patagonia	2	15,526	1,690,062	0.3%	0.9%
Gap, Inc. [13]	3	43,986	1,632,756	0.9%	0.9%
TOTAL	67	1,590,000	$60,804,860	31.8%	33.1%

_____________________________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring Street), Nespresso (85 5th Avenue), Mango (664 N. Michigan Avenue), Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (121 Spring Street), and Chanel (4-6 Newbury Street).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location), J. Crew (1 location)
4.
Cartier, (1 location), Watchfinder (1 location), Chloe (1 location), G/FORE (1 location)
5.
Dick’s Sporting Goods (2 locations), Foot Locker (1 location)
6.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
7.
Uniqlo (1 location), Theory (1 location
8.
Yves Saint Laurent (1 location), Gucci (1 location)
9.
Sephora (2 locations), Lip Lab (2 locations), Givenchy (1 location)
10.
Stop and Shop (2 locations), Giant (1 location)
11.
Shaw’s (2 locations)
12.
Grand Seiko (1 location), Rolex /Patek Philippe (1 location)
13.
Old Navy (3 locations)

Supplemental Report June 30, 2026 – 35

REIT Portfolio – Lease Expirations
(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	4,054	0.4%	$84.66	0.3%	—	—	—%	$—	—%
2026	20	58,063	5.8%	122.45	6.3%	5	266,889	10.9%	12.30	8.6%
2027	31	96,158	9.7%	106.32	9.1%	3	95,838	3.9%	17.81	4.5%
2028	22	248,171	25.0%	64.47	14.3%	11	489,571	20.0%	12.32	15.8%
2029	23	64,722	6.5%	125.60	7.2%	14	505,783	20.6%	15.50	20.5%
2030	27	124,469	12.5%	101.30	11.2%	5	177,026	7.2%	24.70	11.4%
2031	14	63,325	6.4%	114.83	6.5%	9	268,731	11.0%	13.75	9.7%
2032	15	54,276	5.5%	192.47	9.3%	1	12,250	0.5%	21.96	0.7%
2033	27	96,045	9.7%	136.92	11.7%	1	28,881	1.2%	14.50	1.1%
2034	12	38,363	3.9%	169.26	5.8%	1	21,804	0.9%	11.25	0.6%
2035	16	65,233	6.6%	129.57	7.5%	4	276,160	11.3%	16.02	11.6%
Thereafter	15	80,299	8.1%	150.09	10.7%	8	310,701	12.7%	19.32	15.7%
Total [2]	223	993,178	100.0%	$113.05	100.0%	62	2,453,634	100.0%	$15.60	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		96,730					69,727
Total Square Feet [2]		1,089,908					2,778,277

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,312	0.1%	$37.60	0.1%	2	5,366	0.1%	$73.15	0.2%
2026	20	69,500	6.0%	26.84	5.4%	45	394,452	8.6%	31.08	6.6%
2027	36	133,124	11.5%	33.79	13.0%	70	325,120	7.1%	50.53	8.9%
2028	37	152,694	13.2%	34.67	15.3%	70	890,436	19.3%	30.69	14.8%
2029	31	123,940	10.7%	27.38	9.8%	68	694,445	15.1%	27.88	10.5%
2030	30	85,415	7.4%	36.88	9.1%	62	386,910	8.4%	52.03	10.9%
2031	24	113,106	9.8%	29.52	9.7%	47	445,162	9.7%	32.14	7.7%
2032	26	98,214	8.5%	33.46	9.5%	42	164,740	3.6%	84.99	7.6%
2033	27	129,228	11.2%	26.29	9.8%	55	254,154	5.5%	66.76	9.2%
2034	8	29,113	2.5%	28.60	2.4%	21	89,280	1.9%	84.80	4.1%
2035	24	162,703	14.0%	19.85	9.4%	44	504,096	10.9%	31.95	8.7%
Thereafter	17	60,144	5.2%	36.64	6.4%	40	451,144	9.8%	44.90	10.9%
Total [2]	281	1,158,493	100.0%	$29.81	100.0%	566	4,605,305	100.0%	$40.19	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		124,386					290,843
Total Square Feet [2]		1,282,879					5,151,064

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report June 30, 2026 – 36

Fund Overview

I. KEY METRICS	Fund III		Fund IV		Fund V
General Information: [1]
Vintage	May-2007		May-2012		Aug-2016
Fund Size	$502.5	Million	$540.6	Million	$520.0	Million
Acadia's Commitment	$123.3	Million	$125.0	Million	$104.5	Million
Acadia's Pro-Rata Share	24.5%		23.1%		20.1%
Acadia's Promoted Share [2]	39.6%		38.5%		36.1%
Preferred Return	6.0%		6.0%		6.0%

Current-Quarter, Fund-Level Information:
Cumulative Contributions	$449.2	Million	$508.3	Million	$491.3	Million
Cumulative Net Distributions [3]	$616.3	Million	$221.4	Million	$432.1	Million
Net Distributions/Contributions	137.2%		43.6%		88.0%
Unfunded Commitment [4]	$0.8	Million	$21.7	Million	$28.7	Million
Investment Period Closes	Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	Yes		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund III		0%
Asset Management [5]	Fund IV		0.75% of Implied Capital
Asset Management [5]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

_____________________________

1.
In June 2026, the Company’s ownership interest in Fund II increased from 80% to 100% and has been removed from the overview.
2.
Acadia’s “Promoted Share” reflects Acadia's share of fund profits after all partners (including Acadia) have received a full return of their cumulative contributions plus their preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80% of profits.
3.
All returns and distributions referenced are presented net of fees and promote.
4.
Unfunded Commitments are reserved for completing leasing and development activities at existing fund investments. These amounts may not equal the difference between Fund Size and Cumulative Contributions due to factors such as recallable distributions, the end of the investment period, or accelerated asset sales that result in released commitments.
5.
Implied Capital refers to the Fund Size less capital allocated to investments that have been sold or released.

Supplemental Report June 30, 2026 – 37

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area					Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops		Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	2007	95.0%	—	330,448	199,097		529,545	—%	100.0%	64.7%	86.7%	90.3%	$21,291,666	$46.37	Primark, Target, Sephora, Basis Schools, Warby Parker, Just Salad Alamo Drafthouse, Trader Joe's, Lululemon

Total - Fund II			—	330,448	199,097	—	529,545	—%	100.0%	64.7%	86.7%	90.3%	$21,291,666	$46.37

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	2015	100.0%	2,522	—	—		2,522	—%	—%	—%	—%	100.0%	$—	$—
210 Bowery	2012	100.0%	2,538	—	—		2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	2014	100.0%	4,177	—	—		4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	2014	100.0%	8,432	—	—		8,432	100.0%	—%	—%	100.0%	100.0%	2,138,742	253.65	The Row

BOSTON
Massachusetts
Restaurants at Fort Point	2016	100.0%	15,711	—	—		15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50	Santander Bank

SOUTHEAST
Georgia
Broughton Street Portfolio (14 properties)	2014	100.0%	94,693	—	—		94,693	93%	—%	—%	93.3%	93.3%	3,556,832	40.27	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon
Total - Fund IV			128,073	—	—		128,073	76.7%	—%	—%	76.7%	78.6%	$5,920,012	$60.29

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	2017	100.0%	—	153,983	69,957		223,940	—%	100.0%	100.0%	100.0%	100.0%	$4,361,425	$19.48	TJ Maxx, Best Buy, Ross Dress for Less

Texas
Wood Ridge Plaza	2022	90.0%	—	—	217,249		217,249	—%	—	91.0%	91.0%	91.7%	5,032,550	25.44	Skechers, Diamonds Direct, Office Depot
La Frontera Village	2022	90.0%	—	203,619	330,822		534,441	—%	100.0%	94.1%	96.3%	97.0%	8,312,934	16.14	Kohl's, Hobby Lobby, Burlington, Marshalls

MIDWEST
Michigan
Fairlane Green	2017	100.0%	—	109,952	160,235		270,187	—%	100.0%	88.7%	93.3%	95.4%	5,091,575	20.19	TJ Maxx, Michaels, Burlington

NORTHEAST
Maryland
Frederick County (1 property)	2019	90.0%	—	90,053	146,454		236,507	—%	56.6%	93.7%	79.6%	96.1%	3,769,577	20.02	Lidl, Advance Auto, Starbucks

New York
Shoppes at South Hills	2022	90.0%	—	416,804	96,104		512,908	—%	80.7%	60.5%	77.0%	77.0%	4,655,811	11.80	ShopRite, Ashley Furniture

Supplemental Report June 30, 2026 – 38

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Mohawk Commons	2023	90.0%	—	330,874	67,794	398,668	—%	100.0%	84.9%	97.4%	98.5%	5,691,371	14.65	Lowe's, Target

Pennsylvania
Monroe Marketplace	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	98.5%	99.6%	99.6%	4,462,057	12.06	Kohl's, Dick's Sporting Goods, Giant Food

Rhode Island
Lincoln Commons	2019	100.0%	—	155,279	305,534	460,813	—%	61.4%	86.8%	78.2%	78.2%	5,595,691	15.52	Stop & Shop (Ahold), Marshalls, HomeGoods

Vermont
Maple Tree Place [3]	2023	100.0%	—	256,035	140,021	396,056	—%	100.0%	90.6%	96.7%	96.7%	7,499,576	19.58	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy

SOUTHEAST

Florida
Cypress Creek	2023	100.0%	—	160,633	79,026	239,659	—%	93.1%	93.5%	93.2%	95.4%	4,947,531	22.15	Hobby Lobby, Total Wine, HomeGoods

Alabama
Trussville Promenade	2018	100.0%	—	366,010	97,671	463,681	—%	92.4%	82.4%	90.3%	96.6%	4,237,463	10.12	Wal-Mart, Regal Cinemas

WEST

Utah
Family Center at Riverdale	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	95.3%	98.2%	98.2%	4,317,428	11.80	Target, Home Goods, Best Buy, Sierra Trading (TJX)

Total - Fund V			—	2,738,513	1,959,656	4,698,169	—%	92.0%	89.9%	91.1%	93.0%	$67,974,989	$15.88

Other Co-investment Vehicles Detail 4

NORTHEAST
New York
Shops at Grand Avenue	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	74.0%	87.6%	87.6%	$3,206,092	$36.64	Stop & Shop (Ahold), Starbucks
Shops at Skyview	2026	20.0%	—	407,511	143,733	551,244	—%	68.1%	88.1%	73.3%	96.9%	20,784,355	51.42	Target, BJ's Warehouse, Nike, Uniqlo, Burlington
New Jersey
Midstate	2026	20.0%	—	270,423	122,466	392,889	—%	100.0%	85.1%	95.4%	96.8%	7,382,795	19.70	ShopRite, Best Buy, DSW, PetSmart

SOUTHEAST
Florida
Walk at Highwoods Preserve	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	86.1%	94.3%	99.1%	2,646,613	20.38	HomeGoods, Michaels
Pinewood Square	2025	20.0%	—	—	203,917	203,917	—%	—	95.8%	95.8%	95.8%	4,774,182	24.43	TJ Maxx, Ross Dress for Less, Five Below
Palm Coast Landing	2026	20.0%	—	73,241	98,480	171,721	—%	100.0%	96.4%	97.9%	98.6%	3,651,176	21.71	TJ Maxx, PetSmart, Ross Dress for Less

North Carolina
Hickory Ridge	2026	20.0%	—	266,584	113,981	380,565	—%	100.0%	87.0%	96.1%	96.1%	4,714,677	12.89	Kohl's, Best Buy, Dick's Sporting Goods

Georgia
Avenue at West Cobb	2025	20.0%	—	24,025	230,421	254,446	—%	100.0%	73.3%	75.8%	76.2%	4,762,030	24.70	Barnes & Noble, Warby Parker, JCrew Factory, Jim N Nicks
Canton Marketplace	2026	20.0%	—	132,569	215,397	347,966	—%	100.0%	94.9%	96.9%	98.3%	6,341,085	18.81	Dick's Sporting Goods, TJ Maxx, Best Buy

Supplemental Report June 30, 2026 – 39

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Hiram Pavilion	2026	20.0%	—	210,139	153,252	363,391	—%	100.0%	100.0%	100.0%	100.0%	5,141,361	14.15	Kohl's, HomeGoods

WEST
Nevada
LINQ Promenade	2024	15.0%	—	—	181,498	181,498	—%	—%	100.0%	100.0%	100.0%	16,528,576	91.07	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas, In-N-Out Burger, Magicians Room

California
Elk Grove Commons	2026	20.0%	—	132,489	109,589	242,078	—%	100.0%	98.8%	99.5%	100.0%	5,492,027	22.81	Kohl's, HomeGoods

Total - Other Co-investment Vehicles			—	1,650,211	1,677,097	3,327,308	—%	92.1%	90.7%	91.4%	95.9%	$85,424,968	$28.09

TOTAL INVESTMENT MANAGEMENT PROPERTIES			128,073	4,719,172	3,835,850	8,683,095	76.7%	92.6%	88.9%	90.8%	93.8%	$180,611,635	$22.92

Acadia Share of Total Investment Management Properties			29,610	1,160,696	882,010	2,072,316	76.7%	94.2%	84.8%	89.9%	93.1%	$50,392,608	$27.04

_____________________________

1.
Excludes properties currently under development. For details, refer to Development and Redevelopment Activity section of this Supplemental Report. The above economic occupancy and rent figures reflect only those retail spaces where leases have commenced. Leased occupancy includes both economic occupancy and signed leases that have not yet commenced. ABR and ABR per square foot are based on economic occupancy.
2.
Economic occupancy excludes short-term percentage rent.
3.
Property also includes 93,259 square feet of office space.
4.
Ownership percentages for Fund properties reflect each Fund’s respective ownership interest, while ownership percentages for other co‑investment vehicles reflect our pro‑rata share.

Supplemental Report June 30, 2026 – 40

Investment Management Lease Expirations
(Pro-Rata Basis)

	FUND II						FUND IV
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	M to M [1]	—	—	—%	$—	—%
2026	1	6,960	1.6%	—	—%	2026	1	282	1.2%	84.83	1.7%
2027	3	9,951	2.3%	100.05	4.9%	2027	5	3,477	15.3%	62.00	15.7%
2028	1	903	0.2%	218.88	1.0%	2028	8	4,563	20.1%	109.37	36.5%
2029	1	948	0.2%	161.55	0.8%	2029	4	2,052	9.0%	72.87	10.9%
2030	1	4,002	0.9%	71.76	1.4%	2030	2	664	2.9%	65.06	3.2%
2031	2	27,166	6.2%	7.21	1.0%	2031	2	931	4.1%	53.74	3.7%
2032	3	139,357	31.9%	20.32	14.0%	2032	2	7,759	34.2%	29.07	16.5%
2033	3	30,869	7.1%	50.47	7.7%	2033	4	1,174	5.2%	65.68	5.6%
2034	4	8,123	1.9%	112.10	4.5%	2034	2	1,199	5.3%	44.98	3.9%
2035	5	27,155	6.2%	79.08	10.6%	2035	1	599	2.6%	51.48	2.3%
Thereafter	8	180,792	41.4%	60.57	54.1%	Thereafter	—	—	—%	—	—%
Total [2]	32	436,226	100.0%	$46.37	100.0%	Total [2]	31	22,700	100.0%	$60.29	100.0%

		66,842	Total Vacant [2]					6,910	Total Vacant [2]
		503,068	Total Square Feet [2]					29,610	Total Square Feet [2]

	FUND V						OTHER CO-INVESTMENT VEHICLES
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total		Expiring	SF	of Total	PSF	of Total
M to M [1]	4	1,310	0.2%	$16.37	0.2%	M to M [1]	—	—	—%	$—	—%
2026	34	34,712	4.2%	22.81	6.1%	2026	27	15,558	2.7%	32.16	3.2%
2027	58	147,085	18.0%	13.12	14.8%	2027	51	75,203	12.8%	21.21	10.1%
2028	49	114,206	13.9%	15.33	13.4%	2028	67	85,068	14.5%	25.54	13.8%
2029	55	109,404	13.4%	16.80	14.1%	2029	66	89,365	15.2%	28.89	16.4%
2030	48	136,884	16.7%	14.27	15.0%	2030	54	122,211	20.9%	29.69	23.0%
2031	33	56,676	6.9%	17.36	7.6%	2031	21	42,127	7.2%	21.18	5.7%
2032	17	45,503	5.6%	15.50	5.4%	2032	15	23,586	4.0%	18.65	2.8%
2033	18	38,129	4.7%	18.92	5.5%	2033	19	42,507	7.3%	20.40	5.5%
2034	21	62,341	7.6%	14.51	6.9%	2034	29	36,954	6.3%	33.55	7.9%
2035	17	43,021	5.3%	16.44	5.4%	2035	20	20,313	3.5%	27.72	3.6%
Thereafter	19	29,682	3.6%	23.95	5.5%	Thereafter	12	33,136	5.7%	39.16	8.2%
Total [2]	373	818,953	100.0%	$15.88	100.0%	Total [2]	381	586,028	100.0%	$26.92	100.0%

		79,274	Total Vacant [2]					55,383	Total Vacant [2]
		898,227	Total Square Feet [2]					641,411	Total Square Feet [2]

Supplemental Report June 30, 2026 – 41

Investment Management Lease Expirations
(Pro-Rata Basis)

	TOTAL INVESTMENT MANAGEMENT
		GLA		ABR
	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	4	1,310	0.1%	$16.37	0.0%
2026	63	57,512	3.1%	22.88	2.6%
2027	117	235,716	12.6%	20.09	9.4%
2028	125	204,740	11.0%	22.56	9.2%
2029	126	201,769	10.8%	23.41	9.4%
2030	105	263,761	14.2%	22.42	11.7%
2031	58	126,900	6.8%	16.72	4.2%
2032	37	216,205	11.6%	19.44	8.3%
2033	44	112,679	6.0%	28.61	6.4%
2034	56	108,617	5.8%	28.62	6.2%
2035	43	91,088	4.9%	37.86	6.8%
Thereafter	39	243,610	13.1%	53.19	25.7%
Total [2]	817	1,863,907	100.0%	$27.04	100.0%

		208,409	Total Vacant [2]
		2,072,316	Total Square Feet [2]

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report June 30, 2026 – 42

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as management believes these measures improve the understanding of the Company’s operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company’s non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company’s computation of non-GAAP measures may not be comparable to similarly titled non-GAAP metrics reported by other real estate investment trusts (“REITs”) or real estate companies that define these metrics differently, and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package.

The following non-GAAP measures are commonly used by the Company and its investors to understand and evaluate its operating results and performance:

Funds From Operations (“FFO”): The Company considers FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate assets related to the Company’s main business and land held for the development of property for its operating portfolio; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business. FFO does not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions, and should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Adjusted FFO (“AFFO”): The Company also provides another supplemental disclosure of operating performance, AFFO. The Company defines AFFO as FFO adjusted for (i) straight line rent, (ii) non-real estate depreciation, (iii) stock-based compensation, (iv) amortization of finance costs and costs of management contracts, (v) tenant improvements, (vi) leasing commissions and (vii) capital expenditures.

Supplemental Report June 30, 2026 – 43

Important Notes

FFO As Adjusted: The Company uses FFO As Adjusted for evaluating operating performance and comparing historical financial periods. The Company defines FFO As Adjusted as FFO adjusted for items that management believes are not reflective of ongoing core operating results, including non-comparable revenues, expenses, gains, and losses (including impairment losses related to the Company’s investment in Fifth Wall). While these adjustments may be subject to fluctuations from period to period, with both positive and negative short-term impacts, management believes that the removal of the impacts of these items enhances our understanding of the operating performance of our properties. The Company’s method of calculating FFO As Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Net Operating Income (“NOI”): The Company uses NOI to make investment and capital allocation decisions and management believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Management does not believe NOI is a meaningful measure for its Investment Management investments as Investment Management invests primarily in properties that typically require significant leasing and development and is primarily comprised of finite-life investment vehicles.

Same-Property: In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same-Property.” “Same-Property” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented.

EBITDA: The Company defines EBITDA as net income (loss) attributable to Company shareholders, adjusted to exclude the impact of interest expense, income taxes, depreciation, and amortization. EBITDA is intended to represent a GAAP-based operating performance measure that isolates earnings before the effects of capital structure, tax position, and non-cash depreciation and amortization. Consistent with industry practice, the Company further adjusts GAAP net income to remove certain items that do not relate to, or are not indicative of, our core operating performance. These include above- or below-market lease amortization, gains or losses on the disposition of properties, unrealized holding gains or losses on investments, impairment charges, realized gains, and the impact of changes in control or other non-recurring items. These additional adjustments are applied after the determination of GAAP EBITDA and are included in the calculation of Adjusted EBITDA, a supplemental non-GAAP measure used in evaluating operational performance.

The Company also presents certain non-GAAP financial measures on a “Pro-Rata Share” basis. These amounts are calculated as the consolidated amount determined in accordance with GAAP, adjusted to include the Company’s proportionate share of amounts from its unconsolidated joint ventures (based on the Company’s ownership interest and, in some cases, after priority allocations), and to exclude the partners’ share of results from the Company’s consolidated joint ventures (based on the partners’ ownership percentages).

Management believes this presentation provides useful information to investors regarding the Company’s financial condition and operating results because the Company participates in several significant joint ventures. In certain cases, the Company exercises significant influence but does not control the joint venture, requiring GAAP to apply the equity method of accounting, which results in non-consolidation for financial reporting purposes. In other cases, GAAP requires consolidation even though the Company’s partner(s) hold a substantial ownership interest. Accordingly, management believes that presenting these measures on a Pro-Rata Share basis helps investors better understand the Company’s financial condition and operating performance after considering its true economic interest in these joint ventures. The Company cautions that ownership percentages used in these calculations may not fully reflect all legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture, which arrangements often include varying provisions related to decision-making rights, distributions, transferability of interests, financing and guarantees, liquidations, and other matters. Accordingly, these measures should be considered supplemental and not a substitute for the Company’s GAAP financial information.

Supplemental Report June 30, 2026 – 44

Important Notes

The Company also presents certain operating metrics, such as occupancy and leased percentages, on a Pro-Rata Share basis. These amounts combine the Company’s consolidated portfolio square footage with its share of square footage from unconsolidated joint ventures (based on ownership interest), net of partners’ share from consolidated ventures.

Supplemental Report June 30, 2026 – 45